EXHIBIT 99.2



                CERTIFICATION PURSUANT TO 18.U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of Saucony, Inc. (the "Company") for the period ended July 5, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned John H. Fisher, Chief Executive Officer of the Company, and Michael Umana, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.


Dated:  August 16, 2002                              /s/ John H. Fisher
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                                                     John H. Fisher
                                                     Chief Executive Officer


Dated:  August 16, 2002                              /s/ Michael Umana
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                                                     Michael Umana
                                                     Chief Financial Officer